UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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Aura Biosciences, Inc.

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Your Vote Counts! AURA BIOSCIENCES, INC. 2022 Annual Meeting Vote by June 14, 2022 11:59 PM ET AURA BIOSCIENCES, INC 85 BOLTON STREET, CAMBRIDGE, MASSACHUSETTS 02140 UNITED STATES D85523-P73905 You invested in AURA BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022. Get informed before you vote View the Notice and Proxy Statement and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 15, 2022 10:30 AM, EDT Virtually at: www.virtualshareholdermeeting.com/AURA2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect three Class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal; Nominees: 01) Elisabet de los Pinos, Ph.D. 02) Giovanni Mariggi, Ph.D. 03) Raj Parekh, Ph.D. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D85524-P73905